News Release

Artio Global Investors Inc.

Artio Global Investors Reports Fourth Quarter and Full Year 2011 Results;

Announces Quarterly Dividend of $0.06 Per Share

NEW YORK, NY, January 26, 2012 – Artio Global Investors Inc. (NYSE: ART) (“Artio Global Investors”, together with its subsidiaries, “Artio Global” or the “Company”) today reported its results for the quarter and year ended December 31, 2011.

Financial Update

•	Adjusted[1] net income attributable to Artio Global Investors of $10.0 million, or $0.17 per diluted share, for the fourth quarter of 2011 (GAAP net income attributable to Artio Global Investors of $8.3 million, or $0.14 per diluted share)
•	Assets under management of $30.4 billion as of December 31, 2011
•	Investment management fees of $51.6 million for the fourth quarter of 2011 and $277.2 million for the full year 2011
•	Effective fee rate[2] of 61.3 basis points for the fourth quarter of 2011
•	Adjusted operating margin of 34.5% for the fourth quarter of 2011 and 47.5% for the full year 2011
•	Quarterly dividend of $0.06 per share on Class A common stock

The Company’s adjusted results for all periods assume the Principals’3 non-controlling interests have been fully exchanged for shares of Class A common stock and exclude the amortization of restricted stock units (“RSUs”) granted at the time of the Company’s initial public offering (“IPO”). In addition, the Company’s adjusted results for the third quarter and full year 2011 exclude a compensation charge (the “Compensation Charge”) of $7.6 million related to organizational changes. Adjusted results are presented to provide more meaningful comparisons between periods.

[1]	See Exhibits 3 - 5 of this news release for a reconciliation of the Company’s U.S. GAAP results to its non-GAAP adjusted results (“adjusted”).
[2]	Effective fee rate is defined as annualized investment management fees (based on the number of days in the period) divided by the average assets under management for the period.
[3]	Richard Pell, Chairman, Chief Executive Officer and Chief Investment Officer, and Rudolph-Riad Younes, Head of International and Global Equities, are collectively referred to as the “Principals”.

For the fourth quarter of 2011, adjusted net income attributable to Artio Global Investors was $10.0 million, or $0.17 per diluted share, a decrease in each case of 37% from adjusted net income attributable to Artio Global Investors of $15.9 million, or $0.27 per diluted share, for the third quarter of 2011, and a decrease of 64% and 63%, respectively, from adjusted net income attributable to Artio Global Investors of $27.8 million, or $0.46 per diluted share, for the fourth quarter of 2010.

On a GAAP basis, net income attributable to Artio Global Investors for the fourth quarter of 2011 was $8.3 million, or $0.14 per diluted share, an increase of 29% and 27%, respectively, from net income attributable to Artio Global Investors of $6.4 million, or $0.11 per diluted share, for the third quarter of 2011, and a decrease in each case of 68% from net income attributable to Artio Global Investors of $25.7 million, or $0.44 per diluted share, for the fourth quarter of 2010.

For the full year 2011, adjusted net income attributable to Artio Global Investors was $73.4 million, or $1.23 per diluted share, a decrease of 29% and 28%, respectively, from adjusted net income attributable to Artio Global Investors of $103.5 million, or $1.72 per diluted share, for the full year 2010.

On a GAAP basis, net income attributable to Artio Global Investors for the full year 2011 was $57.9 million, or $0.99 per diluted share, a decrease of 31% and 37%, respectively, from net income attributable to Artio Global Investors of $83.6 million, or $1.58 per diluted share, for the full year 2010.

The following tables compare the Company’s GAAP results and adjusted results. See Exhibits 3 – 5 of this news release for a reconciliation of the Company’s GAAP results to adjusted results.

	Three Months Ended (unaudited, in millions, except per share amounts)
	Dec. 31, 2011	Dec. 31, 2010	% Change	Sep. 30, 2011	% Change
Revenue[4], GAAP	$51.9	$85.2	(39)%	$63.8	(19)%
Operating income, GAAP	$15.5	$45.0	(65)%	$21.2	(27)%
Operating income, adjusted	$17.9	$47.7	(62)%	$31.9	(44)%
Net income attributable to Artio Global Investors, GAAP	$8.3	$25.7	(68)%	$6.4	29%
Net income attributable to Artio Global Investors, adjusted	$10.0	$27.8	(64)%	$15.9	(37)%
Diluted EPS, GAAP	$0.14	$0.44	(68)%	$0.11	27%
Diluted EPS, adjusted	$0.17	$0.46	(63)%	$0.27	(37)%

	Year Ended (unaudited, in millions, except per share amounts)
	Dec. 31, 2011	Dec. 31, 2010	% Change
Revenue[4], GAAP	$276.0	$335.1	(18)%
Operating income, GAAP	$112.7	$173.2	(35)%
Operating income, adjusted	$131.0	$184.3	(29)%
Net income attributable to Artio Global Investors, GAAP	$57.9	$83.6	(31)%
Net income attributable to Artio Global Investors, adjusted	$73.4	$103.5	(29)%
Diluted EPS, GAAP	$0.99	$1.58	(37)%
Diluted EPS, adjusted	$1.23	$1.72	(28)%

[4]	Represents total revenues and other operating income.

Business Update5

•	Four of the Company’s nine eligible mutual funds[6] were in the top quartile of Lipper performance rankings for the three-year period ended December 31, 2011
•	Four of the Company’s nine eligible mutual funds[7] were in the top quartile of Lipper performance rankings for the five-year period ended December 31, 2011
•	Net client cash outflows were $4.8 billion for the fourth quarter of 2011 and $16.7 billion for full year 2011, driven primarily by our International Equity I and II strategies.

Management Commentary

“The fourth quarter concluded a disappointing year for Artio Global, as underperformance in our International Equity strategies further impacted net client cash flows, revenues and earnings,” said Richard Pell, Chairman, Chief Executive Officer and Chief Investment Officer.

“Looking ahead to 2012, we will remain vigilant on costs and seek to maintain a prudent approach to capital management. Despite expectations of further outflows from our International Equity strategies in the near-term, we also see opportunities for long-term growth. Our High Grade, High Yield and US Equity strategies are all well-positioned to gather additional assets, which over time should bring greater diversity and stability to our revenues.”

Fourth Quarter of 2011 Comparison with Fourth Quarter of 2010

Assets Under Management and Net Client Cash Flows

Assets under management were $30.4 billion as of December 31, 2011, down $23.0 billion, or 43%, from $53.4 billion as of December 31, 2010, due to net client cash outflows and market depreciation.

Net client cash outflows for the fourth quarter of 2011 were $4.8 billion, driven primarily by net client cash outflows from our International Equity I and II strategies.8

[5]	See section entitled “Fund Performance and Other Disclaimers” and Exhibit 8 of this news release for further information about Lipper and Morningstar rankings.
[6]	Class I mutual fund shares with a three-year track record; other classes may have different performance characteristics.
[7]	Class I mutual fund shares with a five-year track record; other classes may have different performance characteristics.
[8]	See Exhibit 7 for more information on “Assets under Management by Investment Strategy”.

Revenues and Other Operating Income

Revenues and other operating income for the fourth quarter of 2011 totaled $51.9 million, down 39% from $85.2 million for the fourth quarter of 2010. The decrease was driven primarily by lower investment management fees of $51.6 million for the fourth quarter of 2011, down 39% from $84.7 million for the fourth quarter of 2010, due primarily to lower average assets under management.

Expenses

Employee Compensation and Benefits

For the fourth quarter of 2011, adjusted employee compensation and benefits expenses were $20.6 million, down 5% from $21.7 million for the fourth quarter of 2010. The decrease was due primarily to lower incentive compensation accruals, partly offset by accruals related to the Company’s long-term incentive plan implemented in 2011.

GAAP employee compensation and benefits expenses for the fourth quarter of 2011 were $23.0 million, down 6% from $24.4 million for the fourth quarter of 2010, due primarily to the reasons noted above.

Shareholder Servicing and Marketing Expenses

Shareholder servicing and marketing expenses for the fourth quarter of 2011 were $3.9 million, down 21% from $4.9 million for the fourth quarter of 2010, driven primarily by lower platform costs reflecting a decrease in average assets under management in proprietary funds.

General and Administrative Expenses

General and administrative expenses for the fourth quarter of 2011 were $9.5 million, a decrease of 13% from $10.9 million for the fourth quarter of 2010, due primarily to a decline in costs across several categories.

Income Taxes

For the fourth quarter of 2011, the adjusted effective tax rate was 44.3%, 2.0 percentage points higher than the 42.3% adjusted effective tax rate for the fourth quarter of 2010. The increase was due primarily to true-ups related to 2010 tax expense recorded in the fourth quarter of 2011, partly offset by a lower apportionment of income for state and local tax purposes in the fourth quarter of 2011.

The GAAP effective tax rate was 45.0% for the fourth quarter of 2011, 3.6 percentage points higher than the 41.4% GAAP effective tax rate for the fourth quarter of 2010 due primarily to the reasons noted above.

Fourth Quarter of 2011 Comparison with Third Quarter of 2011

Assets Under Management

Assets under management were $30.4 billion as of December 31, 2011, a decrease of $3.9 billion, or 11%, from $34.3 billion as of September 30, 2011, due to net client cash outflows, partly offset by market appreciation.

Revenues and Other Operating Income

Revenues and other operating income for the fourth quarter of 2011 totaled $51.9 million, down 19% from $63.8 million for the third quarter of 2011, driven primarily by lower investment management fees. Investment management fees were $51.6 million for the fourth quarter of 2011, down 21% from $65.6 million for the third quarter of 2011, due primarily to a decrease in average assets under management.

Expenses

Employee Compensation and Benefits

For the fourth quarter of 2011, adjusted employee compensation and benefits expenses were $20.6 million, an increase of 16% from $17.7 million for the third quarter of 2011. The increase was due primarily to a year-to-date reduction of incentive compensation accruals in the third quarter of 2011 reflecting the impact of organizational changes, partly offset by lower salaries and benefits expenses in the fourth quarter of 2011 reflecting a decline in headcount.

GAAP employee compensation and benefits expenses for the fourth quarter of 2011 were $23.0 million, down 19% from $28.4 million for the third quarter of 2011, due primarily to the Compensation Charge recorded in the third quarter of 2011, partly offset by the reasons noted above.

Shareholder Servicing and Marketing Expenses

Shareholder servicing and marketing expenses for the fourth quarter of 2011 were $3.9 million, a decrease of 17% from $4.7 million for the third quarter of 2011, due primarily to lower platform costs, reflecting a decrease in average assets under management in proprietary funds.

General and Administrative Expenses

General and administrative expenses were $9.5 million for the fourth quarter of 2011, unchanged from the third quarter of 2011.

Income Taxes

For the fourth quarter of 2011, the adjusted effective tax rate was 44.3%, 2.9 percentage points higher than the 41.4% adjusted effective tax rate for the third quarter of 2011 due primarily to true-ups related to 2010 tax expense recorded in the fourth quarter of 2011.

The GAAP effective tax rate was 45.0% for the fourth quarter of 2011, 19.9 percentage points lower than the 64.9% GAAP effective tax rate for the third quarter of 2011. The decrease was due primarily to the write-off of a deferred tax asset in the third quarter of 2011 related to the vesting of RSUs granted at the time of the IPO, at a price below their grant date fair value, and the inability to record a tax benefit in the third quarter of 2011 on non-operating losses attributable to the non-controlling interests’ economic ownership in the Consolidated Investment Products.

Full Year 2011 Comparison to Full Year 2010

Net Client Cash Flows

Net client cash outflows for full year 2011 were $16.7 billion, driven primarily by net client cash outflows from our International Equity I and II strategies8.

Revenues and Other Operating Income

Revenues and other operating income for 2011 totaled $276.0 million, down 18% from $335.1 million for 2010, driven primarily by lower investment management fees. Investment management fees were $277.2 million for 2011, down 17% from $334.0 million for 2010, due primarily to lower average assets under management.

Expenses

Employee Compensation and Benefits

For 2011, adjusted employee compensation and benefits expenses were $86.9 million, down 1% from $87.9 million for 2010. The decrease was due primarily to lower accruals for incentive compensation, partly offset by accruals related to the Company’s long-term incentive plan implemented in 2011 and higher costs related to the amortization of deferred incentive compensation awards.

GAAP employee compensation and benefits expenses were $105.2 million for 2011, an increase of 6% from $99.0 million for 2010, due primarily to the Compensation Charge recorded in 2011, partly offset by the reasons noted above.

Shareholder Servicing and Marketing Expenses

Shareholder servicing and marketing expenses for 2011 were $18.7 million, down 7% from $20.1 million for 2010, driven primarily by lower custody and platform costs, and a decrease in marketing expenses.

General and Administrative Expenses

General and administrative expenses were $39.5 million for 2011, a decrease of 8% from $42.8 million for 2010, driven primarily by lower costs across several categories.

Income Taxes

For 2011, the adjusted effective tax rate was 42.1%, 1.3 percentage points lower than 43.4% for 2010, due primarily to a lower apportionment of income for state and local tax purposes.

The GAAP effective tax rate was 45.2% for 2011, 5.5 percentage points higher than the 39.7% GAAP effective tax rate for 2010. The increase was due primarily to an increase in the proportion of pre-tax income subject to federal and state taxes9, the inability to record a tax benefit in 2011 on non-operating losses attributable to the non-controlling interests’ economic ownership in the Consolidated Investment Products, and a larger impact in 2011 from the write-off of a deferred tax asset related to the vesting of RSUs at prices below their grant date fair value, partly offset by the reason noted above.

Liquidity and Capital

As of December 31, 2011, the Company had cash and cash equivalents (excluding amounts held in consolidated investment products) of $108.5 million, investments held for deferred compensation of $10.2 million and an undrawn $100.0 million committed revolving credit facility. During the fourth quarter of 2011, in accordance with the terms of the Company’s credit agreement, the Company repaid $4.5 million of its term debt facility, reducing the outstanding balance to $37.5 million.

Total stockholders’ equity on the Statement of Financial Position was $162.8 million as of December 31, 2011, compared to $103.6 million as of December 31, 2010.

Share Repurchase

No shares were repurchased during the fourth quarter of 2011. As of December 31, 2011, the Company retains authorization to repurchase 2,226,061 shares of its common stock through December 31, 2013.

Shares

As of December 31, 2011, the total number of shares of Class A and Class B common stock outstanding was 59,251,113.

[9]	Following the Principals’ exchanges in 2010 of an aggregate of 14,400,000 New Class A Units for 14,400,000 shares of Class A common stock, Artio Global Investors’ economic ownership in Artio Global Holdings LLC increased from approximately 74% to approximately 98%.

For purposes of calculating adjusted earnings per diluted share, the Principals’ New Class A Units, held in the intermediate holding company as of the beginning of the period, are assumed to have been fully exchanged into shares of Class A common stock on the first day of the period.

Dividend

On January 23, 2012, the Board of Directors declared a dividend of $0.06 per share on the Class A common stock for the fourth quarter of 2011, which is payable on February 28, 2012, to stockholders of record as of the close of business on February 15, 2012.

* * * *

Teleconference and Webcast Details

The Company will host a conference call for analysts and investors to review fourth quarter and full year 2011 results, today, January 26, 2012, beginning at 8:00 a.m. (Eastern Time). The call will be open to the public and can be accessed by dialing +1-888-680-0860 (inside the United States) or +1-617-213-4852 (outside the United States). The number should be dialed at least ten minutes prior to the start of the call. The passcode for the call will be 68510682. A simultaneous webcast of the call (on a listen-only basis), as well as an audio replay, will be available at www.ir.artioglobal.com.

* * * *

About Us

Artio Global Investors Inc. is the indirect holding company of Artio Global Management LLC ("Artio Global"), a registered investment adviser that actively invests in global equity and fixed income markets, primarily for institutional and intermediary clients. Headquartered in New York, Artio Global also has offices in Los Angeles, Toronto, London and Sydney.

In addition to International Equity, Artio Global offers a select group of other equity and fixed income strategies, including Global Equity, a series of US Equity strategies, High Grade Fixed Income, High Yield and Local Emerging Markets Debt. Access to these strategies is offered through a variety of investment vehicles, including separate accounts, commingled funds and mutual funds.

For more information, please visit www.artioglobal.com.

* * * *

Cautionary Note Regarding Forward-Looking Statements

In addition to historical information, this news release may, and the related remarks do, contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the intrinsic value of our common stock, investor behavior, net client cash flows, our compensation costs and adjusted compensation ratio, future tax rate, use of our free cash flow, potential share repurchases and declaration of dividends. These forward-looking statements are based on the Company’s current assumptions, expectations and projections about future events. Words like “believe”, “anticipate”, “intend”, “estimate”, “expect”, “project”, and similar expressions are used to identify forward-looking statements, although not all forward-looking statements contain these words. These forward-looking statements discuss matters that necessarily involve a number of risks and uncertainties that could cause actual results to differ materially from those expressed or implied by the forward-looking statements.

Among the factors that could cause actual results to differ from those expressed or implied by a forward-looking statement are those described in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s report on Form 10-K (File No. 001-34457) filed with the Securities and Exchange Commission on February 25, 2011. Other unknown or unpredictable factors also could have material adverse effects on the Company’s future results, performance, or achievements.

Any forward-looking statements in this news release and the related remarks speak only as of the date of this news release. The related remarks may contain information about the Company subsequent to December 31, 2011. The Company is not under any obligation and does not intend to make publicly available any update or other revisions to any forward-looking statements to reflect circumstances existing after the date of this news release or to reflect the occurrence of future events even if experience or future events make it clear that any expected results expressed or implied by those forward-looking statements will not be realized.

* * * *

Contacts

Investor Relations: Peter Sands Head of Investor Relations +1 212 297 3891 ir@artioglobal.com	Media Relations: Neil Shapiro Intermarket Communications +1 212 754 5423 nshapiro@Intermarket.com

* * * *

Fund Performance and Other Disclaimers

Lipper rankings are for Class I mutual fund shares with three- and five-year track records only. Other classes may have different performance characteristics. Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds and fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads. If an expense waiver was in effect, it may have had a material effect on the total return or yield for the period.

Morningstar rankings are for Class I mutual fund shares with a minimum three-year track record. For each mutual fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a mutual fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. A fund’s independent Morningstar Rating metric is then compared against the mutual fund universe breakpoints to determine its hypothetical rating. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Data presented reflect past performance, which is no guarantee of future results. © 2012 Morningstar, Inc. All Rights Reserved.

This news release is not, and should not be considered, sales material and is not an offer or a solicitation for any securities.

Exhibit - 1

ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES

Consolidated Statements of Income

(unaudited, in thousands, except share and per share amounts or as noted)

	Three Months Ended			% Change From		Year Ended		% Change From
	Dec. 31, 2011	Dec. 31, 2010	Sep. 30, 2011	Dec. 31, 2010	Sep. 30, 2011	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2010
Revenues and other operating income:
Investment management fees	$51,589	$84,736	$65,576	(39)%	(21)%	$277,150	$334,037	(17)%
Net gains (losses) on securities held for deferred compensation	376	495	(1,798)	(24)%	121%	(1,059)	1,077	(198)%
Foreign currency gains (losses)	(55)	2	6	NM	NM	(69)	15	NM
Total revenues and other operating income	51,910	85,233	63,784	(39)%	(19)%	276,022	335,129	(18)%

Expenses:
Employee compensation and benefits	22,984	24,393	28,387	(6)%	(19)%	105,201	98,981	6%
Shareholder servicing and marketing	3,917	4,948	4,708	(21)%	(17)%	18,653	20,125	(7)%
General and administrative	9,461	10,853	9,470	(13)%	0%	39,460	42,807	(8)%
Total expenses	36,362	40,194	42,565	(10)%	(15)%	163,314	161,913	1%

Operating income before income tax expense	15,548	45,039	21,219	(65)%	(27)%	112,708	173,216	(35)%

Non-operating income (loss)	76	445	(6,190)	(83)%	101%	(5,705)	(1,295)	NM
Income before income tax expense	15,624	45,484	15,029	(66)%	4%	107,003	171,921	(38)%

Income taxes	7,024	18,817	9,753	(63)%	(28)%	48,397	68,193	(29)%
Net income	8,600	26,667	5,276	(68)%	63%	58,606	103,728	(44)%

Net income attributable to non-controlling interests in AGH (1)	307	884	319	(65)%	(4)%	2,114	20,123	(89)%
Net income (loss) attributable to non-controlling interests in CIP (2)	35	44	(1,456)	(20)%	102%	(1,361)	44	NM
Net income attributable to Artio Global Investors	$8,258	$25,739	$6,413	(68)%	29%	$57,853	$83,561	(31)%

Net income per share attributable to Artio Global Investors:
Basic	$0.14	$0.44	$0.11	(68)%	27%	$0.99	$1.58	(37)%
Diluted	$0.14	$0.44	$0.11	(68)%	27%	$0.99	$1.58	(37)%

Weighted average shares used in net income per share attributable to Artio Global Investors:
Basic	58,051,113	58,535,264	58,157,478	(1)%	0%	58,237,744	52,829,546	10%
Diluted (3)	58,296,731	59,783,668	58,403,338	(2)%	0%	58,332,338	53,002,615	10%

NM - Not Meaningful

Assets under management ($ in millions)	$30,359	$53,407	$34,252	(43)%	(11)%	$30,359	$53,407	(43)%

Average assets under management ($ in millions) (4)	$33,380	$53,125	$41,670	(37)%	(20)%	$44,427	$52,930	(16)%

Effective fee rate (basis points) (5)	61.3	63.3	62.4			62.4	63.1

Effective tax rate	45.0%	41.4%	64.9%			45.2%	39.7%

Employee compensation and benefits as a percentage of total revenues and other operating income (6)	44.3%	28.6%	44.5%			38.1%	29.5%

Operating margin (7)	30.0%	52.8%	33.3%			40.8%	51.7%

1.	Represents non-controlling interests in Artio Global Holdings LLC.
2.	Represents non-controlling interests in Consolidated Investment Products.
3.	The effect of the assumed conversion of the Principals' New Class A Units was antidilutive for the three months ended Dec. 31, 2011 and Sep. 30, 2011, and the years ended Dec. 31, 2011 and 2010.
4.	Average assets under management for a period is computed on the beginning-of-first-month balance and all end-of-month balances in the period.
5.	Effective fee rate is defined as annualized investment management fees (based on the number of days in the period) divided by the average assets under management for the period.
6.	Calculated as employee compensation and benefits expense divided by total revenues and other operating income.
7.	Calculated as operating income before income tax expense divided by total revenues and other operating income.

Exhibit - 2

ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES

Non-GAAP Adjusted Consolidated Statements of Income

(unaudited, in thousands, except share and per share amounts or as noted)

	Three Months Ended			% Change From		Year Ended		% Change From
	Dec. 31, 2011	Dec. 31, 2010	Sep. 30, 2011	Dec. 31, 2010	Sep. 30, 2011	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2010
Revenues and other operating income:
Investment management fees	$51,589	$84,736	$65,576	(39)%	(21)%	$277,150	$334,037	(17)%
Net gains (losses) on securities held for deferred compensation	376	495	(1,798)	(24)%	121%	(1,059)	1,077	(198)%
Foreign currency gains (losses)	(55)	2	6	NM	NM	(69)	15	NM
Total revenues and other operating income	51,910	85,233	63,784	(39)%	(19)%	276,022	335,129	(18)%

Expenses:
Employee compensation and benefits	20,618	21,703	17,714	(5)%	16%	86,894	87,925	(1)%
Shareholder servicing and marketing	3,917	4,948	4,708	(21)%	(17)%	18,653	20,125	(7)%
General and administrative	9,461	10,853	9,470	(13)%	0%	39,460	42,807	(8)%
Total expenses	33,996	37,504	31,892	(9)%	7%	145,007	150,857	(4)%

Operating income before income tax expense	17,914	47,729	31,892	(62)%	(44)%	131,015	184,272	(29)%

Non-operating income (loss)	41	401	(4,734)	(90)%	101%	(4,344)	(1,339)	NM
Income before income tax expense	17,955	48,130	27,158	(63)%	(34)%	126,671	182,933	(31)%

Income taxes	7,951	20,351	11,245	(61)%	(29)%	53,301	79,472	(33)%
Net income	10,004	27,779	15,913	(64)%	(37)%	73,370	103,461	(29)%

Net income attributable to non-controlling interests in AGH (1)	-	-	-	NM	NM	-	-	NM
Net income (loss) attributable to non-controlling interests in CIP (2)	-	-	-	NM	NM	-	-	NM
Net income attributable to Artio Global Investors	$10,004	$27,779	$15,913	(64)%	(37)%	$73,370	$103,461	(29)%

Net income per diluted share attributable to Artio Global Investors	$0.17	$0.46	$0.27	(63)%	(37)%	$1.23	$1.72	(28)%

Weighted average diluted shares used in net income per share attributable to Artio Global Investors	59,496,731	59,783,668	59,603,338	0%	0%	59,532,338	60,113,847	(1)%

NM - Not Meaningful

Assets under management ($ in millions)	$30,359	$53,407	$34,252	(43)%	(11)%	$30,359	$53,407	(43)%

Average assets under management ($ in millions) (3)	$33,380	$53,125	$41,670	(37)%	(20)%	$44,427	$52,930	(16)%

Effective fee rate (basis points) (4)	61.3	63.3	62.4			62.4	63.1

Effective tax rate	44.3%	42.3%	41.4%			42.1%	43.4%

Employee compensation and benefits as a percentage of total revenues and other operating income (5)	39.7%	25.5%	27.8%			31.5%	26.2%

Operating margin (6)	34.5%	56.0%	50.0%			47.5%	55.0%

1.	Represents non-controlling interests in Artio Global Holdings LLC.
2.	Represents non-controlling interests in Consolidated Investment Products.
3.	Average assets under management for a period is computed on the beginning-of-first-month balance and all end-of-month balances in the period.
4.	Effective fee rate is defined as annualized investment management fees (based on the number of days in the period) divided by the average assets under management for the period.
5.	Calculated as employee compensation and benefits expense divided by total revenues and other operating income.
6.	Calculated as operating income before income tax expense divided by total revenues and other operating income.

Exhibit - 3

ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES

Reconciliation of GAAP to Non-GAAP Adjusted Consolidated Statements of Income

(unaudited, in thousands, except share and per share amounts)

See Exhibit 5 for notes describing adjustments set forth below.

	Three Months Ended Dec. 31, 2011				Three Months Ended Dec. 31, 2010				Three Months Ended Sep. 30, 2011
	GAAP	Adjustments		Adjusted	GAAP	Adjustments		Adjusted	GAAP	Adjustments		Adjusted
Revenues and other operating income:
Investment management fees	$51,589	$-		$51,589	$84,736	$-		$84,736	$65,576	$-		$65,576
Net gains (losses) on securities held for deferred compensation	376	-		376	495	-		495	(1,798)	-		(1,798)
Foreign currency gains (losses)	(55)	-		(55)	2	-		2	6	-		6
Total revenues and other operating income	51,910	-		51,910	85,233	-		85,233	63,784	-		63,784

Expenses:
Employee compensation and benefits	22,984	(2,366	)(a)	20,618	24,393	(2,690	)(a)	21,703	28,387	(10,673	)(a)	17,714
Shareholder servicing and marketing	3,917	-		3,917	4,948	-		4,948	4,708	-		4,708
General and administrative	9,461	-		9,461	10,853	-		10,853	9,470	-		9,470
Total expenses	36,362	(2,366)		33,996	40,194	(2,690)		37,504	42,565	(10,673)		31,892

Operating income before income tax expense	15,548	2,366		17,914	45,039	2,690		47,729	21,219	10,673		31,892

Non-operating income (loss)	76	(35	)(e)	41	445	(44	)(e)	401	(6,190)	1,456	(e)	(4,734)
Income before income tax expense	15,624	2,331		17,955	45,484	2,646		48,130	15,029	12,129		27,158

Income taxes	7,024	927	(b)	7,951	18,817	1,534	(b)	20,351	9,753	1,492	(b)	11,245
Net income	8,600	1,404		10,004	26,667	1,112		27,779	5,276	10,637		15,913

Net income attributable to non-controlling interests in AGH	307	(307	)(c)	-	884	(884	)(c)	-	319	(319	)(c)	-
Net income (loss) attributable to non-controlling interests in CIP	35	(35	)(e)	-	44	(44	)(e)	-	(1,456)	1,456	(e)	-
Net income attributable to Artio Global Investors	$8,258	$1,746		$10,004	$25,739	$2,040		$27,779	$6,413	$9,500		$15,913

Net income per diluted share attributable to Artio Global Investors	$0.14			$0.17	$0.44			$0.46	$0.11			$0.27

Weighted average diluted shares used in net income per share attributable to Artio Global Investors	58,296,731	1,200,000	(d)	59,496,731	59,783,668	-		59,783,668	58,403,338	1,200,000	(d)	59,603,338

Exhibit - 4

ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES

Reconciliation of GAAP to Non-GAAP Adjusted Consolidated Statements of Income

(unaudited, in thousands, except share and per share amounts)

See Exhibit 5 for notes describing adjustments set forth below.

	Year Ended Dec. 31, 2011				Year Ended Dec. 31, 2010
	GAAP	Adjustments		Adjusted	GAAP	Adjustments		Adjusted
Revenues and other operating income:
Investment management fees	$277,150	$-		$277,150	$334,037	$-		$334,037
Net gains (losses) on securities held for deferred compensation	(1,059)	-		(1,059)	1,077	-		1,077
Foreign currency gains (losses)	(69)	-		(69)	15	-		15
Total revenues and other operating income	276,022	-		276,022	335,129	-		335,129

Expenses:
Employee compensation and benefits	105,201	(18,307	)(a)	86,894	98,981	(11,056	)(a)	87,925
Shareholder servicing and marketing	18,653	-		18,653	20,125	-		20,125
General and administrative	39,460	-		39,460	42,807	-		42,807
Total expenses	163,314	(18,307)		145,007	161,913	(11,056)		150,857

Operating income before income tax expense	112,708	18,307		131,015	173,216	11,056		184,272

Non-operating income (loss)	(5,705)	1,361	(e)	(4,344)	(1,295)	(44	)(e)	(1,339)
Income before income tax expense	107,003	19,668		126,671	171,921	11,012		182,933

Income taxes	48,397	4,904	(b)	53,301	68,193	11,279	(b)	79,472
Net income	58,606	14,764		73,370	103,728	(267)		103,461

Net income attributable to non-controlling interests in AGH	2,114	(2,114	)(c)	-	20,123	(20,123	)(c)	-
Net income (loss) attributable to non-controlling interests in CIP	(1,361)	1,361	(e)	-	44	(44	)(e)	-
Net income attributable to Artio Global Investors	$57,853	$15,517		$73,370	$83,561	$19,900		$103,461

Net income per diluted share attributable to Artio Global Investors	$0.99			$1.23	$1.58			$1.72

Weighted average diluted shares used in net income per share attributable to Artio Global Investors	58,332,338	1,200,000	(d)	59,532,338	53,002,615	7,111,232	(d)	60,113,847

Exhibit - 5

ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES

Notes to Reconciliation of GAAP to Non-GAAP Adjusted Consolidated Statements of Income

Management believes the Non-GAAP adjustments set forth below provide more meaningful comparisons between periods. Additional information on the reorganization of the Company's ownership structure and the relating non-recurring items are discussed in the Company's prospectus dated September 23, 2009.

(a)	Adjustments to exclude the amortization expense associated with the RSUs awarded at the time of the IPO from all periods presented, as the granting of the awards was one-time in nature.

The three months ended Sep. 30, 2011 and the year ended Dec. 31, 2011 also exclude the Compensation Charge, as this was non-recurring.

(b)	The adjustments to income taxes for all periods presented reflect the tax effect of the assumed full exchange of the Principals' non-controlling interests for Class A common stock on the first day of the respective period, since prior to such exchange, income tax expense excludes the U.S. federal and state taxes for the income attributable to the Principals and an adjustment to reflect the tax effects of excluding the amortization expense associated with the RSUs awarded at the time of the IPO.

The three months ended Sep. 30, 2011 and the year ended Dec. 31, 2011 also include an adjustment to reflect the tax effect of excluding the Compensation Charge.

(c)	Adjustment to eliminate the Principals' non-controlling interests, which are assumed to be exchanged for Class A common stock on the first day of the respective period.

(d)	Diluted shares outstanding assumes the Principals have fully exchanged their New Class A Units in Artio Global Holdings LLC for shares of the Company's Class A common stock.

(e)	Adjustments to eliminate third party investors' economic interests in the Consolidated Investment Products from both Net income (loss) attributable to non-controlling interests in the Consolidated Investment Products and Non-operating income (loss). Management believes these adjustments provide a more useful measure for comparing Non-operating loss between periods.

Exhibit - 6

ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES

Assets under Management by Investment Vehicle

(unaudited, in millions)

	Three Months Ended			% Change From		Year Ended		% Change From
	Dec. 31, 2011	Dec. 31, 2010	Sep. 30, 2011	Dec. 31, 2010	Sep. 30, 2011	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2010

Proprietary Funds
Beginning assets under management	$15,464	$22,765	$21,192	(32)%	(27)%	$23,013	$24,482	(6)%
Gross client cash inflows	1,311	1,151	1,085	14%	21%	5,320	5,989	(11)%
Gross client cash outflows	(3,734)	(2,035)	(2,887)	(83)%	(29)%	(11,833)	(8,919)	(33)%
Net client cash flows	(2,423)	(884)	(1,802)	(174)%	(34)%	(6,513)	(2,930)	(122)%
Transfers between investment vehicles	-	-	(38)	NM	100%	(38)	-	NM
Total client cash flows	(2,423)	(884)	(1,840)	(174)%	(32)%	(6,551)	(2,930)	(124)%
Market appreciation (depreciation)	325	1,132	(3,888)	(71)%	108%	(3,096)	1,461	NM
Ending assets under management	13,366	23,013	15,464	(42)%	(14)%	13,366	23,013	(42)%

Institutional Commingled Funds
Beginning assets under management	5,769	8,894	8,285	(35)%	(30)%	9,236	9,198	0%
Gross client cash inflows	103	135	60	(24)%	72%	420	802	(48)%
Gross client cash outflows	(1,174)	(353)	(919)	NM	(28)%	(3,666)	(1,451)	(153)%
Net client cash flows	(1,071)	(218)	(859)	NM	(25)%	(3,246)	(649)	NM
Transfers between investment vehicles	11	-	38	NM	(71)%	237	22	NM
Total client cash flows	(1,060)	(218)	(821)	NM	(29)%	(3,009)	(627)	NM
Market appreciation (depreciation)	203	560	(1,695)	(64)%	112%	(1,315)	665	NM
Ending assets under management	4,912	9,236	5,769	(47)%	(15)%	4,912	9,236	(47)%

Separate Accounts
Beginning assets under management	10,838	17,611	14,221	(38)%	(24)%	16,801	17,854	(6)%
Gross client cash inflows	121	110	111	10%	9%	398	1,521	(74)%
Gross client cash outflows	(1,440)	(1,751)	(1,232)	18%	(17)%	(5,589)	(3,912)	(43)%
Net client cash flows	(1,319)	(1,641)	(1,121)	20%	(18)%	(5,191)	(2,391)	(117)%
Transfers between investment vehicles	(11)	-	-	NM	NM	(199)	(22)	NM
Total client cash flows	(1,330)	(1,641)	(1,121)	19%	(19)%	(5,390)	(2,413)	(123)%
Market appreciation (depreciation)	291	831	(2,262)	(65)%	113%	(1,612)	1,360	NM
Ending assets under management	9,799	16,801	10,838	(42)%	(10)%	9,799	16,801	(42)%

Sub-advisory Accounts
Beginning assets under management	2,181	4,590	3,137	(52)%	(30)%	4,357	4,459	(2)%
Gross client cash inflows	140	27	33	NM	NM	390	904	(57)%
Gross client cash outflows	(83)	(431)	(434)	81%	81%	(2,137)	(1,221)	(75)%
Net client cash flows	57	(404)	(401)	114%	114%	(1,747)	(317)	NM
Transfers between investment vehicles	-	-	-	NM	NM	-	-	NM
Total client cash flows	57	(404)	(401)	114%	114%	(1,747)	(317)	NM
Market appreciation (depreciation)	44	171	(555)	(74)%	108%	(328)	215	NM
Ending assets under management	2,282	4,357	2,181	(48)%	5%	2,282	4,357	(48)%

Total Assets under Management
Beginning assets under management	34,252	53,860	46,835	(36)%	(27)%	53,407	55,993	(5)%
Gross client cash inflows	1,675	1,423	1,289	18%	30%	6,528	9,216	(29)%
Gross client cash outflows	(6,431)	(4,570)	(5,472)	(41)%	(18)%	(23,225)	(15,503)	(50)%
Net client cash flows	(4,756)	(3,147)	(4,183)	(51)%	(14)%	(16,697)	(6,287)	(166)%
Transfers between investment vehicles	-	-	-	NM	NM	-	-	NM
Total client cash flows	(4,756)	(3,147)	(4,183)	(51)%	(14)%	(16,697)	(6,287)	(166)%
Market appreciation (depreciation)	863	2,694	(8,400)	(68)%	110%	(6,351)	3,701	NM
Ending assets under management	$30,359	$53,407	$34,252	(43)%	(11)%	$30,359	$53,407	(43)%

Exhibit - 7

ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES

Assets under Management by Investment Strategy

(unaudited, in millions)

	Three Months Ended			% Change From		Year Ended		% Change From
	Dec. 31, 2011	Dec. 31, 2010	Sep. 30, 2011	Dec. 31, 2010	Sep. 30, 2011	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2010

International Equity I
Beginning assets under management	$10,779	$19,194	$15,768	(44)%	(32)%	$18,781	$21,656	(13)%
Gross client cash inflows	152	277	186	(45)%	(18)%	952	1,345	(29)%
Gross client cash outflows	(2,504)	(1,844)	(1,767)	(36)%	(42)%	(8,176)	(5,520)	(48)%
Net client cash flows	(2,352)	(1,567)	(1,581)	(50)%	(49)%	(7,224)	(4,175)	(73)%
Transfers between investment strategies	-	-	-	NM	NM	-	-	NM
Total client cash flows	(2,352)	(1,567)	(1,581)	(50)%	(49)%	(7,224)	(4,175)	(73)%
Market appreciation (depreciation)	253	1,154	(3,408)	(78)%	107%	(2,877)	1,300	NM
Ending assets under management	8,680	18,781	10,779	(54)%	(19)%	8,680	18,781	(54)%

International Equity II
Beginning assets under management	13,045	22,999	19,546	(43)%	(33)%	23,272	24,716	(6)%
Gross client cash inflows	388	521	361	(26)%	7%	2,015	3,229	(38)%
Gross client cash outflows	(2,859)	(1,610)	(2,507)	(78)%	(14)%	(10,781)	(6,187)	(74)%
Net client cash flows	(2,471)	(1,089)	(2,146)	(127)%	(15)%	(8,766)	(2,958)	(196)%
Transfers between investment strategies	-	-	(39)	NM	100%	(39)	50	(178)%
Total client cash flows	(2,471)	(1,089)	(2,185)	(127)%	(13)%	(8,805)	(2,908)	NM
Market appreciation (depreciation)	323	1,362	(4,316)	(76)%	107%	(3,570)	1,464	NM
Ending assets under management	10,897	23,272	13,045	(53)%	(16)%	10,897	23,272	(53)%

High Grade Fixed Income
Beginning assets under management	5,158	5,466	4,885	(6)%	6%	5,088	5,293	(4)%
Gross client cash inflows	492	143	305	NM	61%	1,174	922	27%
Gross client cash outflows	(167)	(460)	(185)	64%	10%	(1,179)	(1,537)	23%
Net client cash flows	325	(317)	120	NM	171%	(5)	(615)	99%
Transfers between investment strategies	(57)	-	1	NM	NM	43	10	NM
Total client cash flows	268	(317)	121	185%	121%	38	(605)	106%
Market appreciation (depreciation)	77	(61)	152	NM	(49)%	377	400	(6)%
Ending assets under management	5,503	5,088	5,158	8%	7%	5,503	5,088	8%

High Yield
Beginning assets under management	4,165	4,920	5,246	(15)%	(21)%	4,907	3,516	40%
Gross client cash inflows	621	462	409	34%	52%	2,241	3,066	(27)%
Gross client cash outflows	(682)	(568)	(962)	(20)%	29%	(2,712)	(2,017)	(34)%
Net client cash flows	(61)	(106)	(553)	42%	89%	(471)	1,049	(145)%
Transfers between investment strategies	57	-	(1)	NM	NM	(43)	(10)	NM
Total client cash flows	(4)	(106)	(554)	96%	99%	(514)	1,039	(149)%
Market appreciation (depreciation)	134	93	(527)	44%	125%	(98)	352	(128)%
Ending assets under management	4,295	4,907	4,165	(12)%	3%	4,295	4,907	(12)%

Global Equity
Beginning assets under management	854	991	1,037	(14)%	(18)%	1,025	618	66%
Gross client cash inflows	14	6	14	133%	0%	55	460	(88)%
Gross client cash outflows	(191)	(77)	(16)	(148)%	NM	(241)	(141)	(71)%
Net client cash flows	(177)	(71)	(2)	(149)%	NM	(186)	319	(158)%
Transfers between investment strategies	-	-	39	NM	(100)%	39	(50)	178%
Total client cash flows	(177)	(71)	37	(149)%	NM	(147)	269	(155)%
Market appreciation (depreciation)	44	105	(220)	(58)%	120%	(157)	138	NM
Ending assets under management	721	1,025	854	(30)%	(16)%	721	1,025	(30)%

Exhibit - 7

ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES

Assets under Management by Investment Strategy

(unaudited, in millions)

	Three Months Ended			% Change From		Year Ended		% Change From
	Dec. 31, 2011	Dec. 31, 2010	Sep. 30, 2011	Dec. 31, 2010	Sep. 30, 2011	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2010

US Equity
Beginning assets under management	169	190	235	(11)%	(28)%	227	81	180%
Gross client cash inflows	7	14	12	(50)%	(42)%	78	194	(60)%
Gross client cash outflows	(27)	(11)	(21)	(145)%	(29)%	(115)	(88)	(31)%
Net client cash flows	(20)	3	(9)	NM	(122)%	(37)	106	(135)%
Transfers between investment strategies	-	-	-	NM	NM	-	-	NM
Total client cash flows	(20)	3	(9)	NM	(122)%	(37)	106	(135)%
Market appreciation (depreciation)	29	34	(57)	(15)%	151%	(12)	40	(130)%
Ending assets under management	178	227	169	(22)%	5%	178	227	(22)%

Other (1)
Beginning assets under management	82	100	118	(18)%	(31)%	107	113	(5)%
Gross client cash inflows	1	-	2	NM	(50)%	13	-	NM
Gross client cash outflows	(1)	-	(14)	NM	93%	(21)	(13)	(62)%
Net client cash flows	-	-	(12)	NM	100%	(8)	(13)	38%
Transfers between investment strategies	-	-	-	NM	NM	-	-	NM
Total client cash flows	-	-	(12)	NM	100%	(8)	(13)	38%
Market appreciation (depreciation)	3	7	(24)	(57)%	113%	(14)	7	NM
Ending assets under management	85	107	82	(21)%	4%	85	107	(21)%

Total Assets under Management
Beginning assets under management	34,252	53,860	46,835	(36)%	(27)%	53,407	55,993	(5)%
Gross client cash inflows	1,675	1,423	1,289	18%	30%	6,528	9,216	(29)%
Gross client cash outflows	(6,431)	(4,570)	(5,472)	(41)%	(18)%	(23,225)	(15,503)	(50)%
Net client cash flows	(4,756)	(3,147)	(4,183)	(51)%	(14)%	(16,697)	(6,287)	(166)%
Transfers between investment strategies	-	-	-	NM	NM	-	-	NM
Total client cash flows	(4,756)	(3,147)	(4,183)	(51)%	(14)%	(16,697)	(6,287)	(166)%
Market appreciation (depreciation)	863	2,694	(8,400)	(68)%	110%	(6,351)	3,701	NM
Ending assets under management	30,359	53,407	34,252	(43)%	(11)%	30,359	53,407	(43)%

1. Other includes the Local Emerging Markets Debt Fund, Global Credit Opportunities Fund, Other International Equity and Other strategies.

Exhibit - 8

ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES

Mutual Fund Performance Data (1)

	Morningstar Ratings /
	Funds in Total Universe (# of Funds)			Lipper Percentile Rankings (PR) / Funds in Total Universe (# of Funds)
				1-Year		3-Year		5-Year		10-Year
		# of			# of		# of		# of		# of
Fund (3)	Rating	Funds	Category	PR	Funds	PR	Funds	PR	Funds	PR	Funds	Classification

Artio International Equity Fund, Class A (2)	3	853	Foreign Large Blend	100	339	100	302	89	243	17	145	International Large-Cap Core
Artio International Equity Fund, Class I (2)	3	853	Foreign Large Blend	100	339	100	302	87	243	13	145	International Large-Cap Core

Artio International Equity II Fund, Class A	2	853	Foreign Large Blend	100	339	97	302	79	243	NA	NA	International Large-Cap Core
Artio International Equity II Fund, Class I	2	853	Foreign Large Blend	99	339	97	302	76	243	NA	NA	International Large-Cap Core

Artio Global Equity Fund, Class A	3	957	World Stock	100	101	87	87	73	73	NA	NA	Global Large-Cap Growth
Artio Global Equity Fund, Class I	3	957	World Stock	99	101	81	87	71	73	NA	NA	Global Large-Cap Growth

Artio Microcap Fund, Class A	2	791	Small Growth	89	692	2	632	56	499	NA	NA	Small-Cap Core
Artio Microcap Fund, Class I	2	791	Small Growth	89	692	2	632	52	499	NA	NA	Small-Cap Core

Artio Smallcap Fund, Class A	3	791	Small Growth	77	692	5	632	11	499	NA	NA	Small-Cap Core
Artio Smallcap Fund, Class I	3	791	Small Growth	74	692	4	632	9	499	NA	NA	Small-Cap Core

Artio Midcap Fund, Class A	4	768	Mid-Cap Growth	4	312	2	274	41	234	NA	NA	Mid-Cap Core
Artio Midcap Fund, Class I	4	768	Mid-Cap Growth	4	312	1	274	34	234	NA	NA	Mid-Cap Core

Artio Multicap Fund, Class A	3	1,748	Large Growth	47	774	11	674	28	590	NA	NA	Multi-Cap Core
Artio Multicap Fund, Class I	3	1,748	Large Growth	43	774	9	674	21	590	NA	NA	Multi-Cap Core

Artio Global High Income Fund, Class A	4	600	High Yield Bond	90	487	53	420	22	355	NA	NA	High Current Yield
Artio Global High Income Fund, Class I	4	600	High Yield Bond	88	487	47	420	17	355	NA	NA	High Current Yield

Artio Total Return Bond Fund, Class A	4	1,238	Intermediate Term Bond	11	589	59	506	24	420	3	290	Intermediate Investment Grade Debt
Artio Total Return Bond Fund, Class I	4	1,238	Intermediate Term Bond	5	589	53	506	18	420	2	290	Intermediate Investment Grade Debt

Note: Data as of December 31, 2011

NA: Not applicable

1.	Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds and fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads. If an expense waiver was in effect, it may have had a material effect on the total return or yield for the period.

For each mutual fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a mutual fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. A fund's independent Morningstar Rating metric is then compared against the mutual fund universe breakpoints to determine its hypothetical rating. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Data presented reflect past performance, which is no guarantee of future results. © 2012 Morningstar, Inc. All Rights Reserved. This news release is not, and should not be considered, sales material and is not an offer or a solicitation for any securities.

2.	Closed to new investors.

3.	The Artio Local Emerging Markets Debt Fund was launched in May 2011 and is not yet ranked or rated in any of the above categories.

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